UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2017

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2017, the Board of Directors (the “Board”) of Accelerate Diagnostics, Inc. (the “Company”) increased the size of the Board to eight (8) members and elected Charles Watts, M.D. as a director of the Company, effective November 14, 2017. The Board has not yet appointed Dr. Watts to any committees, though it may appoint him to one or more committees in the future. On November 16, 2017, the Company issued a press release announcing Dr. Watt’s appointment to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference.

Dr. Watts will receive the standard compensation for non-employee directors as described in the Company’s most recent proxy statement on Schedule 14A dated April 10, 2017.

Except as described above, Dr. Watts was not selected as a director of the Company pursuant to any arrangement or understanding between him and any other person. Dr. Watts has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2017, the Board amended Article IV, Paragraph 2 of the By-laws of the Company (the “By-laws”) to provide that the number of directors on the Board shall be not less than three (3) nor more than ten (10). The By-laws previously provided that the number of directors shall be not less than three (3) nor more than seven (7).

The foregoing description of the amendment to the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 1 to the By-laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

 (d)           Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

3.1	Amendment No. 1 to By-laws of Accelerate Diagnostics, Inc.

99.1	Press Release, dated November 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2017	ACCELERATE DIAGNOSTICS, INC. (Registrant) /s/ Steve Reichling Steve Reichling Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amendment No. 1 to By-laws of Accelerate Diagnostics, Inc.

99.1	Press Release, dated November 16, 2017